UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 25, 2003



                               Alpha Virtual, Inc.
                               -------------------
                 (Exact name of registrant specified in charter)


   Delaware                        0-12382                      95-2577731
---------------------  -----------------------------  --------------------------
  (State of                    (Commission File               (IRS Employer
Incorporation)                      Number)                Identification No.)


                          10345 West Olympic Boulevard
                                    Suite 102
                          Los Angeles, California 90064
                          -----------------------------
               (Address of principal executive offices) (Zip Code)


                                 (310) 432-6222
                                 --------------
              (Registrant's telephone number, including area code)




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

On November 25, 2003, Alpha Virtual, Inc., a Delaware corporation (the "Registrant") and Veridicom, Inc., a privately-held California corporation ("Veridicom"), entered into an Agreement and Plan of Merger (the "Merger"). In accordance with the Merger, on November 25, 2003, the Registrant, through its wholly-owned subsidiary, A/V Acquisition Corporation, a Nevada corporation ("Merger Sub"), acquired Veridicom in exchange for 3,500,000 shares of the Registrant's common stock; 3,250,000 shares were issued to the holders of Veridicom stock and 250,000 shares were issued into escrow to cover indemnification obligations, if any, of Veridicom. The transaction contemplated by the agreement was intended to be a "tax-free" reorganization pursuant to the provisions of Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

The stockholders of Veridicom (five stockholders owning approximately 3,250,00 shares), as of the closing date, now own approximately 35.0% of the Registrant's common stock outstanding as of November 25, 2003 (excluding any additional shares issuable upon outstanding options, warrants and other securities convertible into common stock).

Under Delaware law, the Registrant did not need the approval of our stockholders to consummate the Merger, as the constituent corporations in the Merger were Merger Sub and Veridicom, which are business entities incorporated under the laws of Nevada and California, respectively. The Registrant is not a constituent corporation in the Merger.

Upon consummation of the Merger, the members of the Board of Directors of the Registrant consisted of Charles Lesser, Saif Mansour, Bill Cheung, Faysal Al-Zarooni, Wajid Mirza and Gyung Min Kim.

Beneficial Owners

5% Owners

The following table shows persons (other than directors and executive officers of the Registrant and principal stockholders of Veridicom) who own beneficially more than five percent of the Registrant's issued and outstanding common stock as of November 25, 2003, after giving effect to the Merger, based on 9,295,391 shares outstanding at November 25, 2003.

----------------------------- --------------------- ------------------
                                     SHARES
   NAME AND ADDRESS            BENEFICIALLY OWNED          PERCENT
----------------------------- --------------------- ------------------
Mr. Gerald Calame (1)                  1,172,257            12.6%
Mill Mall, P.O. Box 964
Road Town Tortolla,
British Virgin Islands

----------------------------- --------------------- ------------------
Global Alpha Corporation                 622,440             6.7%
c/o Janofsky & Walker, LLP
695 Town Center Drive, #1700
Costa Mesa, CA  92626
----------------------------- --------------------- ------------------

----------------------------------------------------------------------
John King (2)                            500,347             5.4%
Charlotte House
Nassau, Bahamas
----------------------------- --------------------- ------------------

(1) All shares are held indirectly by Mr. Calame through Ucino Finance Ltd., Mill Mall, P.O. Box 964 Road Town Tortolla, British Virgin Islands.
(2) All shares are held indirectly by Mr. King through Knightrider Investments, Ltd., Charlotte House, Nassau, Bahamas.

Ownership of Directors And Executive Officers Of The Registrant

The following table shows the amount of common stock of the Registrant beneficially owned by the Registrant's directors and executive officers and by all of the Registrant's directors and executive officers as a group as of November 25, 2003, after giving effect to the Merger, based on 9,295,391 shares outstanding at November 25, 2003. Unless otherwise indicated, beneficially ownership is direct, and the person indicated has sole voting and investment power.

--------------------- ------------------------ --------------- -------------
                                                   SHARES
                                                BENEFICIALLY
  NAME AND ADDRESS         POSITION                OWNED          PERCENT
--------------------- ------------------------ --------------- -------------
Saif Mansour           Director (1)                      314         *
--------------------- ------------------------ --------------- -------------
Bill Cheung            Director (2)                  435,714        4.5%
--------------------- ------------------------ --------------- -------------
Charles A. Lesser      President and Director         20,000         *
                       (1) (3)
--------------------- ------------------------ --------------- -------------
Fayasai Zarooni        Director (4)                   75,000         *
--------------------- ------------------------ --------------- -------------
Wajid Mirza            Director                           --         *
--------------------- ------------------------ --------------- -------------
All Officers and                                     531,028        5.4%
Directors as a Group
--------------------- ------------------------ --------------- -------------

     * Indicates less than 1.0%

(1) Mr. Mansour resigned as interim President on March 7, 2003 and was replaced by Charles Lesser.
(2) Includes (i) options to purchase 285,714 shares exercisable at $0.70 per share, owned by Manhatten Capital Partners, LLC of which Mr. Cheung is a partner and (ii) options to purchase 150,000 shares exercisable at $3.50 per share from October 15, 2001 through October 14, 2011.
(3) Mr. Lesser is the acting President of Veridicom and its Board of Directors and is currently the same Board of Directors as that of the Registrant.
(4) Includes options to purchase 75,000 shares exercisable at $1.75 per share through March 2013.

Ownership of Principal Stockholders of Veridicom

The following table shows the amount of common stock of the Registrant beneficially owned by those stockholders who own in the aggregate more than five percent of the Registrant's common stock as of November 25, 2003, after giving effect to the Merger, based on 9,295,391 shares outstanding at November 25, 2003. All officers and directors of Veridicom resigned as of the closing of the Merger. Unless otherwise indicated, beneficial ownership is direct, and the person indicated has sole voting and investment power.

------------------------------------ ---------------------- -----------------
                                     AMOUNT AND NATURE OF
  NAME AND ADDRESS                   BENEFICIAL OWNERSHIP        PERCENT
------------------------------------ ---------------------- -----------------
Ik Ju Kwun                            1,498,682 (1) (2)           16.1%
102-805 Seocho-Samsung-Raemian APT
Seocho-gu, Seocho-dong, Seoul
Republic of Korea 137-070
------------------------------------ ---------------------- -----------------
Gyung Min Kim (3)                     1,338,404 (2)               14.4%
4F SeRa B/D 50-1 Nonhyeon-dong
Gangnam-gu, Seoul
Republic of Korea 135-010
------------------------------------ ---------------------- -----------------

     * Indicates less than 1.0%

(1) Includes 979,376 shares held in the name of Biocom Co., Ltd., 102-805 Seocho-Samsung-Raemian APT, Seocho-gu, Seocho-dong, Seoul, Republic of Korea 137-070. Mr. Kwun is the president of Biocom Co., Ltd.
(2) Pursuant to the terms of the Agreement and Plan of Merger dated as of November 25, 2003, an additional 250,000 shares of the Registrant's Common Stock are currently being held in escrow by Comerica Bank, as escrow agent. Upon release of the shares from escrow, Veridicom stockholders will be entitled to a pro-rata distribution.
(3)      Mr. Kim is a Director of the Registrant.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Set forth below is certain information concerning the principal terms of the Merger and the business of the Registrant and Veridicom.

Principal Terms of the Merger

At the Effective Time of the Merger (as defined in the Merger Agreement), Merger Sub was merged with and into Veridicom. The separate existence of Merger Sub ceased, and Veridicom continued as the surviving corporation (the "Surviving Corporation") under the name Veridicom, Inc. The Articles of Incorporation of Veridicom in effect immediately prior to the Effective Time of the Merger became the Articles of Incorporation of the Surviving Corporation. The directors and officers of Veridicom at the Effective Time of the Merger became the directors and officers of the Surviving Corporation. However, all of the officers and directors of Veridicom have resigned. Mr. Lesser is the acting President of Veridicom and its Board of Directors is currently the same as that of the Registrant.

Each share of Veridicom common stock (an aggregate of 8,384,718 shares) was converted into one share of the Registrant's common stock in the Merger, an exchange ratio of 1:0.417426 (the "Exchange Ratio").

At the Effective Time of the Merger, all options to purchase Veridicom shares then outstanding under the 2001 Stock Option Plan (the "Veridicom Option Plan"), and all stock options to purchase Veridicom shares then outstanding which are not under the Veridicom Option Plan, in each case whether vested or unvested (a total of 1,682,274 stock options), and the Veridicom Option Plan itself, were assumed by the Registrant and at the Effective Time of the Merger and all warrants to purchase Veridicom shares then outstanding were assumed by the Registrant at the same Exchange Ratio. The exercise provisions of said options and warrants were also adjusted for the Exchange Ratio.

Each Veridicom stock option and warrant so assumed by the Registrant continues to have, and be subject to, the same terms and conditions of such stock options and warrants immediately prior to the Effective Time of the Merger (including, without limitation, any repurchase rights or vesting provisions and provisions regarding the acceleration of vesting on certain transactions).

Description of the Registrant

From its inception through fiscal 2000, the Registrant had engaged in the design, development and manufacture of computer-based simulation systems for training and decision support. These systems included both hardware and software and are used to train personnel in the use of various military and commercial equipment. Much of the Registrant's simulator business was in the foreign defense industry. The tightening of defense budgets worldwide, combined with the continuing consolidation and competition in the defense industry, negatively impacted the growth and profit opportunities for small companies such as the Registrant. As a result, in July 2000, the Registrant refocused its business. In connection with the refocus, the Registrant sold the assets related to its computer based simulation system line of business to a developer and manufacturer of specialized defense simulation products. The Registrant then commenced development of commercial products in the area of Internet collaboration.

However, the Registrant lacked the funds necessary to exploit its developed products. As a result, in October 2002, the Registrant entered into a license agreement with its principal stockholder, Global Alpha Corporation ("GAC") pursuant to which GAC was granted an exclusive license to the Registrant's software and systems commonly referred to as the "IC3D Framework" (the "System"). The System encompassed substantially all of the Registrant's software including software developed to support multi-user online collaborative interactivity in a broad variety of applications employing a variety of virtual media over a number of networks including the Internet and intra-nets. Under the Agreement, GAC will pay to the Registrant a license fee of 10% of the revenue generated from the sale or use of the System up to $1.0 million, 9% up to $2.0 million, 8% up to $3.0 million and, thereafter, 7% of the revenue generated.

In connection with the license agreement, in October 2002 the Registrant terminated substantially all of its employees, and except for its license agreement, ceased all of its prior operating activities. Its principal activities became directed to reducing its liabilities and seeking possible acquisitions. The Registrant's objective was to acquire an operating company that has experienced management and the potential for profitable growth in exchange for its securities.

On November 6, 2002, the Registrant sold $310,000 of its common stock. Upon the closing, the Registrant continued to resolve its outstanding liabilities, including federal and state payroll taxes. In addition, the Registrant has been negotiating with GAC for the sale to GAC of substantially all of its technology, including software and systems, in exchange for the cancellation of all debt owed to GAC in the amount of approximately $435,000 as of December 31, 2002.

On April 28, 2003, the Registrant and EssTec, Inc., a privately-held Nevada corporation, entered into an Agreement and Plan of Merger. In accordance with the merger, on May 8, 2003, the Registrant, through its wholly-owned subsidiary, Alpha Acquisition Corporation, a Nevada corporation, acquired EssTec in exchange for 4,276,162 shares of the Registrant's common stock. The transaction contemplated by the agreement was intended to be a "tax-free" reorganization pursuant to the provisions of Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

As of May 8, 2003, the stockholders of EssTec (aggregating approximately 100) owned approximately 74% of the Registrant's outstanding common stock (excluding any additional shares issuable upon outstanding options, warrants and other securities convertible into the Registrants Common Stock).

The shares of common stock of the Registrant are traded on the OTC Bulletin Board under the symbol "AVRT."

Following the Merger, stockholders of Veridicom became stockholders of the Registrant. Upon the consummation of the Merger, Veridicom became a wholly-owned subsidiary of the Registrant.

Description of Veridicom

Incorporated in August 2001, Veridicom designs, manufactures and delivers hardware and software products that enable strong authentication solutions based on fingerprint biometrics. Based in Sunnyvale, CA, Veridicom markets a complete fingerprint biometrics platform on which trusted applications can be built. Its technology came out of Lucent/Bell Labs in 1997 and a further $33.0 million was spent to bring this technology to market. Veridicom remains a technology leader in biometrics and has a very strong patent portfolio (see "Intellectual Property" below). Veridicom has customers, revenues, market traction, battle-tested technology, and a strong network of distributors and resellers with a presence in all of the major technology regions in the world. Veridicom's technology replaces passwords and PINs with a convenient, intuitive, and more secure "Just Press Here" fingerprint authentication method.

Competitive Technologies & Differentiation

The popular method for authentication remains passwords and PINS. The yearly cost of maintaining these options ranges from $400 to $600 per person in a large organization. Other methods such as tokens, smart cards and digital certificates help, but remain vulnerable as they can be shared voluntarily or involuntarily between people and are often protected by simple passwords. A number of vendors build hardware and software components for fingerprint biometric solutions.

Veridicom offers a platform that can be used to build trusted applications. Veridicom builds its own postage-stamp size sensor, its own algorithms, its own peripherals and modules and its own server/client software that provides a standards-based open environment for solution development.

Products and Technology

Veridicom's products are targeted at the financial, healthcare and government sectors. The Veridicom products include:

         Confirma Authentication Server - client/server application software platform for building trusted applications. Available as Enterprise class software modules or as a Linux appliance consisting of bundled software and hardware suited for small to medium sized organizations. The Confirma Authentication Server supports authentication based on a variety of biometric technologies, smart cards, tokens and passwords. The Enterprise platform is scalable through clustering and load balancing techniques.

        o SDK - software development kit including drivers and fingerprint matching algorithms allowing developers to easily integrate Veridicom sensors and peripherals into their applications.

        o Matchboard - a compact standalone fingerprint authentication module that enables fingerprint enrollment and authentication to take place on a single board. Ideal for embedded, low power fingerprint authentication applications such as physical access, POS and industrial security. It stores up to 7,000 unique fingerprint templates and authenticates a registered user in less than a second.

        o Match-on-Card Technology - advanced algorithms that make it easy for designers to create ultra-secure smart cards, eliminating the need for PINS or passwords.

        o VBX - BIOS extension software that allows OEMs to implement pre-boot authentication of PC users to better secure laptop and desktop information and hardware.

        o FPS200 and FPS110 - silicon fingerprint sensors for integration into laptop computers, desktop computers, and mobile communication devices.

        o 5th Sense and 5th Sense Combo - PC peripherals that enable fingerprint authentication or a combination of smart card and fingerprint authentication for secure access to a PC or network.

Markets

As companies begin to use the Internet for real business transactions, protecting key corporate data and providing access to only an authorized person has become critical. After 9/11 large companies and public institutions have made physical and information technology security a top priority. Funding from various government agencies in the United States and abroad has significantly increased for security projects. The world is realizing that fingerprint biometric mechanisms offer a uniquely convenient, cost effective and secure alternative to passwords for personal authentication and enhanced security.

This market demand for biometrics-based, strong authentication solutions is due in part to the following: (1) increased standardization, (2) improvements in technology robustness, (3) lower price of deployment, and (4) emergence of multiple mission-critical applications for the technology. Veridicom seeks to supplement public key infrastructure and smart cards with fingerprint authentication, as the combination of these techniques can help reduce fraud and waste that happens due to the weak methods of using simplistic passwords and PINs.

Marketing And Distribution

Veridicom partners with systems integrators and solution providers to deploy its technology domestically and in selected foreign countries. Veridicom also sells its packaged software and embedded solutions, sensors and peripherals through a network of distributors and resellers in the following markets:

--------------------- ---------------------------------------------------------
Region                 Current Network
--------------------- ---------------------------------------------------------
North America          USA, Canada
--------------------- ---------------------------------------------------------
Latin America          Mexico, Brazil, Argentina and other South American
                       countries
--------------------- ---------------------------------------------------------
EMEA (Europe Middle    UK, France, Germany, Sweden, South Africa, Turkey &
East & Africa)         others
--------------------- ---------------------------------------------------------
South East Asia        China, India, Indonesia, Taiwan, Singapore, Malaysia
                       and others
--------------------- ---------------------------------------------------------
Japan                  Japanese OEMs, systems integrators
--------------------- ---------------------------------------------------------

Web-based Services & Software

Identix and Digital Persona have announced their intentions to start Web-based authentication services. The Identix service is called iTrust, while iPersonna is Digital Persona's offering. Both are in the preliminary stages of development with no announced customers using their services.

Silicon Technology

There are currently two competing fingerprint authentication technologies, optical-based scanners and silicon-based fingerprint sensors. Existing optical-based technologies are able to produce an image that can be digitized, compressed, stored and searched. However, Veridicom believes the optical systems available today have not been able to reduce their size to match silicon-based sensors, which are less than an inch square and 1.4 millimeters thick. Hence Veridicom believes the bulk, expense and fragile nature of optical systems have limited their addressable market to mainly forensic and government applications. Due to their smaller footprint, lower cost, low power requirements and robustness, silicon based sensors are being embedded into high volume products such as laptops, cell phones and multiple peripherals.

Infineon, ST Microelectronics, Fujitsu and Fingerchip Technologies have demonstrated comparable silicon sensors. Atmel has introduced a thermal sensor that requires the user to swipe his finger across the sensor so that it can construct an image. Authentec, a spin off from Ilarris, has a silicon sensor that operates using e-field technology. ST Microelectronics and Authentec are now in production and gaining design wins.

Intellectual Property

Veridicom's patent portfolio covers fingerprint extraction and matching algorithms, the ability to secure a private key using a fingerprint as the lock and seminal patents on a method of making a robust solid-state fingerprint sensor.

Facilities And Equipment

Veridicom's headquarters are located in a facility in Sunnyvale, California.

Risk Factors

The actual results of the combined company may differ materially from those anticipated in these forward-looking statements. The Registrant and Veridicom will operate as a combined company in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined company's control. Additional risks and uncertainties not presently known to us, or that are not currently believed to be important to you, if they materialize, also may adversely affect the combined company.

Risks Related To The Merger

The Registrant has an accumulated deficit, is not currently profitable and expects to incur significant expenses in the near future as it alters its business model.

The Registrant has incurred substantial net losses since inception and currently is experiencing negative cash flow. The Registrant expects to continue to experience negative cash flow and operating losses for the foreseeable future. As a result, the Registrant will need to generate significant revenues to achieve profitability. If the Registrant's revenues grow more slowly than it anticipates, or if its operating expenses exceeds expectations, the Registrant may experience significant losses.

The Registrant's auditors have indicated uncertainty concerning its ability to continue as a going concern.

The Registrant cannot assure you that its ability to obtain additional customers or financing sources will be impaired as a result of this qualification. Additionally, the Registrant cannot assure you that its proposed projects and services, if fully developed, can be successfully marked or that the Registrant will ever achieve significant revenues or profitable margins and therefore remain a going concern.

The Registrant will be required to raise additional capital to fund its operations.

To fund its operations and those of Veridicom, the Registrant will need to raise additional capital through public or private equity offerings of its securities or debt financings. If the Registrant cannot raise needed funds on acceptable terms, the Registrant will not be able to develop or enhance its products, take advantage of future opportunities or respond to competitive pressures or unanticipated requirements. To the extent the Registrant raises additional capital through the issuance of its equity securities, its stockholders may experience substantial dilution. Also, any new equity securities may have greater rights, preferences or privileges than the Registrant's existing common stock. A material shortage of capital will require the Registrant to take drastic steps such as reducing its level of operations, disposing of selected assets or seeking an acquisition partner. If cash is insufficient, the Registrant will not be able to continue operations.

Difficulties encountered in integrating the operations of the Registrant and Veridicom may prevent the companies from realizing benefits from the Merger.

A portion of the combined company's long-term strategic plan depends upon the successful development and introduction of products. In order for the combined company to succeed in such efforts, it must align strategies and successfully integrate the business operations and/or technologies of the Registrant and Veridicom.

The challenges involved in this integration include the following:

        o coordinating research and development operations in a rapid and efficient manner to ensure timely release of products to market;

        o diversion of management resources in order to facilitate the integration;

        o increased difficulty of integrating operations and business cultures;

        o ability to, and costs and delays involved in, implementing compatible information communication systems, common operating procedures, compatible financial controls and comparable human resources practices;

        o impairment of relationships with employees and consultants or strategic partners as a result of any integration of new personnel; and

        o    retaining key alliances.

The failure of the Registrant and Veridicom to successfully integrate their operations could significantly harm the business of the combined company and could prevent it from realizing the anticipated benefits of the Merger.

The market price of the Registrant's common stock may decline as a result of the Merger.

The market price of the Registrant's common stock may decline as a result of the Merger for a number of reasons, including if:

        o the integration of the Registrant and Veridicom is not completed in a timely and efficient manner;

        o the combined company does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial or industry analysts;

        o the effect of the Merger on the combined company's financial results is not consistent with the expectations of financial or industry analysts; or

        o significant the Registrant stockholders decide to dispose of their shares following the Merger.

The Registrant's stock price is volatile and could decline in the future.

The price of the Registrant's common stock has been volatile in the past and will likely continue to fluctuate in the future. The stock market in general and the market for shares of technology in particular has experienced extreme stock price fluctuations. In some cases, these fluctuations have been unrelated to the operating performance of the affected companies. Many companies in the technology and related industries, including the Registrant, have experienced dramatic volatility in the market prices of their common stock. Veridicom believes that a number of factors, both within and outside our control, could cause the price of the Registrant's common stock to fluctuate, perhaps substantially. We cannot be certain that the market price of the Registrant's common stock will not experience significant fluctuations in the future, including fluctuations that are material, adverse and unrelated to its performance.

Risks Related To Veridicom

Because Veridicom has a limited operating history, it is difficult to evaluate its prospects.

Veridicom has generated only limited revenues. Because Veridicom has a limited operating history with its products and services, and because its sources of potential revenue may continue to shift as its business develops, Veridicom's future operating results and its future stock prices are difficult to predict. Veridicom's success also depends in part on:

        o the rate and timing of the growth of specific technologies such as public key infrastructure and other security technologies;

        o Veridicom's ability to maintain its current, and enter into additional, strategic relationships; and

        o Veridicom's ability to effectively manage its growth and to attract and retain skilled professionals.

If any of these risks develop, Veridicom's business could be seriously harmed.

If Veridicom does not successfully develop new products and services to respond to rapid market changes due to changing technology and evolving industry standards, its products may not achieve the necessary level market acceptance.

Veridicom's success will depend to a substantial degree on its ability to offer products and services that incorporate leading technology and respond to technological advances. If Veridicom fails to offer products and services that incorporate leading technology and respond to technological advances and emerging standards, it may not generate sufficient revenues to offset Veridicom's development costs and other expenses, which will hurt its business. The development of new or enhanced products and services is a complex and uncertain process that requires the accurate anticipation of technological and market trends. Veridicom may experience development, marketing and other technological difficulties that may delay or limit its ability to respond to technological changes, evolving industry standards, competitive developments or customer requirements. You should also be aware that:

        o Veridicom's technology may become obsolete upon the introduction of alternative technologies;

        o Veridicom may incur substantial costs if it needs to modify its products and services to respond to these alternative technologies;

        o Veridicom may not have sufficient resources to develop or acquire new technologies or to introduce new products or services capable of competing with future technologies;

        o Veridicom may be unable to acquire the rights to use the intellectual property necessary to implement new technology; and

        o When introducing new or enhanced products or services, Veridicom may be unable to effectively manage the transition from older products and services.

Veridicom's international business exposes it to additional risks that may result in future additional costs or limit the market for product sales.

Products and services provided to Veridicom's international customers account for a significant part of Veridicom's business. Conducting business outside of the United States subjects Veridicom to additional risks, including:

        o    changes in regulatory requirements;

        o    reduced protection of intellectual property rights;

        o    evolving privacy laws;

        o    tariffs and other trade barriers;

        o    difficulties in staffing and managing foreign operations;

        o    problems in collecting accounts receivable; and

        o    difficulties in authenticating customer information.

Veridicom's success depends on its ability to grow and develop its direct and indirect distribution channels and the inabilility to do so could adversely affect future operating results.

Veridicom's failure to grow and develop its direct sales channel or to increase the number of its indirect distribution channels could have a material adverse effect on its business, operating results and financial condition. Veridicom must continue to develop relationships with existing channel partners or they may choose to devote greater resources to supporting the products of competitors.

Veridicom may be unable to adequately protect its intellectual property rights, and the inability to do so could render its products less desirable and adversely affect its operating results.

Veridicom relies on copyrights, trade secrets, know-how, patents, continuing technological innovations and licensing opportunities to maintain and further develop its market position. In addition, Veridicom relies on outside licensors for patent and software license rights that are incorporated into its products and services. Veridicom's success will depend in part on its continued ability to have access to technologies that are or may become important to the functionality of its products and services. The inability to continue to procure or use this technology could harm Veridicom's business.

Veridicom's success will also depend in part on its ability to protect its intellectual property rights from infringement, misappropriation, duplication, and discovery by third parties. Others may independently develop substantially equivalent proprietary technology or gain access to Veridicom's trade secrets or disclose its technology and that Veridicom may be unable to meaningfully protect its trade secrets. Attempts by others to utilize Veridicom's intellectual property rights could undermine its ability to retain or secure customers. In addition, the laws of some foreign countries do not protect proprietary rights to the same extent, as do the laws of the United States. Veridicom's attempts to enforce its intellectual property rights could be time consuming and costly.

Veridicom's pending or future patent applications may not be granted and any patents that are issued may not be enforceable or valid. Additionally, the coverage claimed in a patent application can be significantly reduced before the patent is issued. Veridicom may not be the first inventor of inventions covered by its issued patent or pending patent applications or that Veridicom is the first to file patent applications for such inventions. Moreover, Veridicom may have to participate in interference proceedings before the United States Patent and Trademark Office to determine priority of invention, which could result in substantial cost to Veridicom. An adverse outcome could subject Veridicom to significant liabilities to third parties, require disputed rights to be licensed from or to third parties or require Veridicom to cease using the technology in dispute.

Veridicom may be subject to claims of patent infringement, which could result in substantial costs, and, if adversely determined, render Veridicom's products less desirable or competitive or require it to obtain a license.

Veridicom may increasingly become subject to claims of intellectual property infringement by third parties as the number of competitors grows and the functionality of their products and services increasingly overlaps with Veridicom's products and services. Because Veridicom is in an evolving field, customers may demand features which will subject it to a greater likelihood of claims of infringement.

Defects in Veridicom's software products and services could diminish demand for its products and services, which may harm Veridicom's business.

Because Veridicom's products and services are complex, they may contain errors or defects that are not found until after they are used by its customers. Errors or defects that subsequently arise could seriously harm Veridicom's reputation and its ability to generate sales to new or existing customers.

Veridicom's software products and services are used in systems with other vendors' products. These products and services can be adequately tested only when they are successfully integrated with these systems. Errors may be found in new products or releases after shipment and Valicert's products and services may not operate as expected. Errors or defects in Veridicom's products and services could result in:

        o    loss of revenues and increased service and warranty costs;

        o    delay in market acceptance;

        o    loss of salaries; and

        o    injury to Veridicom's reputation.

Failure to increase Veridicom's brand awareness could limit its ability to compete effectively.

If the marketplace does not associate Veridicom with high-quality software products and services, it may be unable to keep its existing customers, attract new customers or successfully introduce new products and services. Competitive and other pressures may require Veridicom to increase its marketing expenses to promote Veridicom's brand name, and the benefits associated with brand creation may not outweigh the risks and costs associated with establishing Veridicom's brand name. Veridicom's failure to develop a strong brand name or the incurrence of excessive costs associated with establishing Veridicom's brand name may harm its business.

Veridicom has a lengthy sales and implementation cycle, which increases the cost of completing sales and renders completion of sales less predictable.

 If Veridicom is unable to license its services to new customers on a timely basis or if its existing and proposed customers and their end-users suffer delays in the implementation and adoption of its services, Veridicom's revenue may be limited and business and prospects may be harmed. Veridicom's customers must evaluate its technology and integrate its products and services into the products and services they provide. In addition, Veridicom's customers may need to adopt a comprehensive sales, marketing and training program in order to effectively implement some of its products. For these and other reasons, the cycle associated with establishing licenses and implementing Veridicom's products can be lengthy.

Risks Related To Capital Structure

There is no assurance of an established public trading market.

Although the Registrant's common stock trades on the NASD OTC Bulletin Board, a regular trading market for the securities may not be sustained in the future. The NASD has enacted recent changes that limit quotations on the OTC Bulletin Board to securities of issuers that are current in their reports filed with the Securities and Exchange Commission. The effect on the OTC Bulletin Board of these rule changes and other proposed changes cannot be determined at this time. The OTC Bulletin Board is an inter-dealer, Over-The-Counter market that provides significantly less liquidity than the NASD's automated quotation system (the "NASDAQ Stock Market"). Quotes for stocks included on the OTC Bulletin Board are not listed in the financial sections of newspapers as are those for the NASDAQ Stock Market. Therefore, prices for securities traded solely on the OTC Bulletin Board may be difficult to obtain and holders of common stock may be unable to resell their securities at or near their original offering price or at any price. Market prices for the Registrant's common stock will be influenced by a number of factors, including:

        o the issuance of new equity securities pursuant to this, or a future, offering;

        o    changes in interest rates;

        o competitive developments, including announcements by competitors of new products or services or significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;

        o    variations in quarterly operating results;

        o    change in financial estimates by securities analysts;

        o the depth and liquidity of the market for Registrant's common stock;

        o investor perceptions of our company and the technologies industries generally; and

        o    general economic and other national conditions.

The Registrant's common stock could be considered a "penny stock."

The Registrant's common stock could be considered to be a "penny stock" if it meets one or more of the definitions in Rules 15g-2 through 15g-6 promulgated under Section 15(g) of the Securities Exchange Act of 1934, as amended. These include but are not limited to the following: (i) the stock trades at a price less than $5.00 per share; (ii) it is NOT traded on a "recognized" national exchange; (iii) it is NOT quoted on the NASDAQ Stock Market, or even if so, has a price less than $5.00 per share; or (iv) is issued by a company with net tangible assets less than $2.0 million, if in business more than a continuous three years, or with average revenues of less than $6.0 million for the past three years. The principal result or effect of being designated a "penny stock" is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

Broker-dealer requirements may affect trading and liquidity.

Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account.

Potential investors in the Registrant's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock." Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in
(ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for holders of the Registrant's common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

Special note regarding forward-looking statements

Some of the statements under "Risk Factors" and elsewhere in this Current Report on Form 8-K constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements.

In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology.

Although the Registrant believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither the Registrant nor any other person assumes responsibility for the accuracy and completeness of such statements. The Registrant is under no duty to update any of the forward-looking statements after the date of this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND Exhibits.

(a): Financial Statements of Businesses Acquired. It is impracticable at this
     -------------------------------------------
time for the Registrant to provide the financial statements of the business acquired that are required to be included herein. The Registrant undertakes to file such required financial statements as soon as practicable, but in no event later than February 27, 2004.

(b): Pro Forma Financial Information. It is impracticable at this time for the
     -------------------------------
Registrant to provide the pro forma financial information that are required to be included herein. The Registrant undertakes to file such required pro forma financial information as soon as practicable, but in no event later than February 27, 2004.

(c):  Exhibits:

      2.1 Agreement and Plan of Merger, dated as of November 25, 2003, by and among Alpha Virtual, Inc., A/V Acquisition Corporation and Veridicom, Inc.

      99.1 Press Release dated December 1, 2003 announcing the closing of the Agreement and Plan of Merger by and among Alpha Virtual, Inc., A/V Acquisition Corporation and Veridicom, Inc. ("Alpha Virtual Acquires Veridicom").

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Alpha Virtual, Inc.

                                             By:      /s/ Charles Lesser
                                                -------------------------------
                                             Name:    Charles Lesser
                                             Title:   President

Dated:  December 10, 2003

                                  Exhibit Index

         2.1 Agreement and Plan of Merger, dated as of November 25, 2003, by and among Alpha Virtual, Inc., A/V Acquisition Corporation and Veridicom, Inc.

         99.1 Press Release dated December 1, 2003 announcing the closing of the Agreement and Plan of Merger by and among Alpha Virtual, Inc. A/V Acquisition Corporation and Veridicom, Inc. ("Alpha Virtual Acquires Veridicom").